SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

EMC METALS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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(2)	Aggregate number of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)	Proposed maximum aggregate value of transaction:

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(5)	Total fee paid:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

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NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TAKE NOTICE that the annual general meeting of shareholders (the “Meeting”) of EMC Metals Corp. (the "Company") will be held at Suite 1200 – 750 West Pender Street, Vancouver, British Columbia, V6C 2T8 on Monday, November 10, 2014 at 10:00 a.m. (Pacific Time) for the following purposes:

1.	to receive the report of the directors;

2.	to receive the audited financial statements of the Company for its fiscal year ended December 31, 2013 and the report of the auditors thereon;

3.	to fix the number of directors at six;

4.	to elect directors of the Company for the ensuing year;

5.	to appoint Davidson & Company LLP, Chartered Accountants, as auditors of the Company for the ensuing year, and to authorize the directors to fix the auditors’ remuneration;

6.	to approve all unallocated options under the Company’s 2008 stock option plan, as amended;

7.
to consider and, if thought fit, to approve, with or without amendment, an ordinary resolution authorizing an alteration of the Articles of the Company to include advance notice provisions, as more particularly described in the accompanying Proxy Statement and Information Circular; and

8.	to transact any other business which may properly come before the Meeting, or any adjournment thereof.

The Board of Directors has fixed October 3, 2014 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof.  Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Meeting.

All shareholders are invited to attend the Meeting in person, but even if you expect to be present at the Meeting, you are requested to mark, sign, date and return the enclosed proxy card in accordance with the instructions set out in the notes to the proxy and any accompanying information from your intermediary as promptly as possible to ensure your representation. All proxies must be received by our transfer agent by no later than 48 hours prior to the time of the Meeting in order to be counted.

DATED at Vancouver, British Columbia, this 3rd day of October, 2014.

ON BEHALF OF THE BOARD OF DIRECTORS

"George Putnam"
PRESIDENT & CEO

Important Notice Regarding the Availability of Proxy Materials for
the Company’s Annual Meeting of Shareholders on November 10, 2014.

The EMC Metals Corp. Proxy Statement and 2013 Annual Report to Shareholders
are available online at www.emcmetals.com

PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 10, 2014

In this Proxy Statement and Information Circular, all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars. As at October 3, 2014, one Canadian dollar was equal to approximately $0.◆ in U.S. Currency.

GENERAL

The enclosed proxy is solicited by the Board of Directors (the “Board”) of EMC Metals Corp., a British Columbia corporation (the "Company" or “EMC”), for use at the Annual General Meeting of Shareholders (the “Meeting”) of EMC to be held at 10:00 a.m. (Pacific Standard Time) on Monday, November 10, 2014, at the offices of Morton Law LLP at Suite 1200 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, and at any adjournment or postponement thereof.

This Proxy Statement and the accompanying proxy card are being mailed to our shareholders on or about October 10, 2014.

The cost of solicitation will be paid by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $12,000.

Our administrative offices are located at 1430 Greg Street, Suite 501, Sparks, Nevada, 89431.

APPOINTMENT OF PROXYHOLDER

The persons named as proxyholder in the accompanying form of proxy were designated by the management of the Company (“Management Proxyholder”). A shareholder desiring to appoint some other person (“Alternate Proxyholder”) to represent him at the Meeting may do so by inserting such other person's name in the space indicated or by completing another proper form of proxy. A person appointed as proxyholder need not be a shareholder of the Company. All completed proxy forms must be deposited with Computershare Trust Company of Canada (“Computershare”) not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or any adjournment of it unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxyholder will vote for or against or withhold from voting the shares, as directed by a shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxyholder will vote in favour of matters described in the proxy. In the absence of any direction as to how to vote the shares, an Alternate Proxyholder has discretion to vote them as he or she chooses.

The enclosed form of proxy confers discretionary authority upon the proxyholder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting. At present, Management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a registered shareholder, you may wish to vote by proxy whether or not you attend the Meeting in person. Registered shareholders electing to submit a proxy may do so by completing the enclosed form of proxy (the “Proxy”) and returning it to the Company’s transfer agent, Computershare, in accordance with the instructions on the Proxy. In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold shares in their own name (referred to as “Beneficial Shareholders”). Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear on the records of the Company as the registered holders of shares).

If shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares will not be registered in the shareholder's name on the records of the Company. Such shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to ensure that your shares are voted at the Meeting. The form of proxy supplied to you by your broker will be similar to the Proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary on how to vote on your behalf. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communication Services (“Broadridge”) in the United States and in Canada. Broadridge mails a voting instruction form in lieu of a Proxy provided by the Company. The voting instruction form will name the same persons as the Company's Proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge's instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting. If you receive a voting instruction form from Broadridge, you cannot use it to vote shares directly at the Meeting - the voting instruction form must be completed and returned to Broadridge, in accordance with its instructions, well in advance of the Meeting in order to have the shares voted.

Although as a Beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting shares registered in the name of your broker, you, or a person designated by you, may attend at the Meeting as proxyholder for your broker and vote your shares in that capacity. If you wish to attend the Meeting and indirectly vote your shares as proxyholder for your broker, or have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker in accordance with the instructions provided by such broker, well in advance of the Meeting.

Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your shares.

REVOCATION OF PROXIES

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

(a)
Executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the registered shareholder’s authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to Computershare at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)	Personally attending the Meeting and voting the registered shareholders’ shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Only registered shareholders have the right to revoke a Proxy. Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is, subject to the special rights and restrictions attached to the share of any class or series of shares, one person who is a shareholder, or who is otherwise permitted to vote shares of the Company at a meeting of shareholders pursuant to its articles, present in person or by proxy. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the fixing of the number of directors at six, “FOR” the election of each of the nominees to the Board of Directors named on the following page, "FOR" the resolution to ratify the appointment of Davidson & Company LLP, Chartered Accountants, as independent auditors of the Company for the fiscal year ended December 31, 2014 and to authorize the directors to fix their remuneration, “FOR” the approval of the Company’s 2008 stock option plan, as amended, and “FOR” the approval of an alteration of the Company’s Articles to include advance notice provisions. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

To be effective, each matter which is submitted to a vote of shareholders, other than for the approval of auditors, must be approved by a majority of the votes cast by the shareholders voting in person or by proxy at the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

On October 3, 2014 (the “Record Date”) there were 198,604,790 shares of our common stock (the "Common Stock"), issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

To the knowledge of the directors and executive officers of the Company, the beneficial owners or persons exercising control over Company shares carrying more than 5% of the outstanding voting rights are:

Name	Address	Number of Shares(1)	Approximate % of Total Issued and Outstanding
Willem Duyvesteyn	Reno, Nevada	27,053,119(2)(3)	13.62%
Resource Re Ltd.	Bermuda	15,072,333	7.59%

(1)	This information is based on insider reports available at www.sedi.com.
(2)	9,518,693 of these Common Shares are registered in the name of Irene Duyvesteyn, and Mr. Duyvesteyn has voting and investment control over these Common Shares.
(3)	This figure does not include 2,000,000 shares issuable pursuant to stock options.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors proposes to fix the number of directors at six and that the following six nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: George Putnam, William Harris, Barry Davies, Willem Duyvesteyn, Warren Davis, and James Rothwell.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the six nominees will be available to serve as directors of EMC, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" FIXING THE TOTAL NUMBER OF DIRECTORS AT SIX AND “FOR” THE ELECTION OF EACH OF THE SIX NOMINEES.

As part of its ongoing review of corporate governance policies, on September 2, 2014, the Board adopted a policy providing that in an uncontested election of directors, any nominee who receives a greater number of votes “withheld” than votes “for” will tender his or her resignation to the Chairman of the Board promptly following the shareholders’ meeting. The Board will consider the offer of resignation and will make a decision whether or not to accept it. In considering whether or not to accept the resignation, the Board will consider all factors deemed relevant by the members of the Board. The Board will be expected to accept the resignation except in situations where the considerations would warrant the applicable director continuing to serve on the Board. The Board will make its final decision and announce it in a press release within 90 days following the shareholders’ meeting. A director who tenders his or her resignation pursuant to this policy will not participate in any meeting of the Board at which the resignation is considered.

The following table sets out the names of the nominees, their positions and offices in the Company, principal occupations, the period of time that they have been directors of the Company, and the number of shares of the Company which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position with the Company	Director Since	# of Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised (1)	Principal Occupation (1)
George F. Putnam California, USA Director, President and Chief Executive Officer	May 3, 2010	7,792,010	President and Chief Executive Officer of EMC Metals Corp.
William B. Harris (2)(3) Florida, USA Director (Chairman of the Board)	June 5, 2007	1,830,000	Partner of Solo Management Group, LLC, an investment management and financial consulting company.
Barry Davies (2)(3) Kowloon, Hong Kong Director	January 20, 2010	7,370,000	President of Rudgear Holdings Ltd., a private investment company, since March 2006.
Willem P.C. Duyvesteyn (4) Nevada, USA Director	December 16, 2009	29,053,119
President and founder of The Technology Store, Inc. from 2000 until its acquisition by the Company in December 2009; President, Technology and Resource Development Inc. since December 2009. Both companies are involved in the development and commercialization of various mineral and energy related processes and projects.

Warren Davis (2)(3) California, USA Director	May 30, 2012	2,183,529	Consultant for Parsons Brinckerhoff Power and ClearFuels Technology Inc. Both businesses are involved in the development of power and energy generation technologies.
James Rothwell Washington, USA Director	July 16, 2014	1,502,882	Mr. Rothwell performs consulting assignments for mining and metals industry companies.

(1)
The information as to principal occupation, business or employment and shares beneficially owned or controlled is not within the knowledge of the management of the Company and has been furnished by the respective nominees. Unless otherwise stated, any nominees named above have held the principal occupation or employment indicated for at least five years.

(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.
(4)
Nominee of Willem Duyvesteyn and Irene Duyvesteyn. In connection with the acquisition of The Technology Store, Inc. by the Company, Willem Duyvesteyn and Irene Duyvesteyn have the right to nominate one director to the Board.

(5)
The number of shares issuable pursuant to stock options included in these numbers is as follows; 4,050,000 shares issuable to George Putnam, 1,800,000 shares issuable to William Harris, 1,400,000 shares issuable to Barry Davies; 2,000,000 shares issuable to Willem Duyvesteyn, 900,000 shares issuable to Warren Davis, and 400,000 shares issuable to James Rothwell.

George Putnam has extensive mining industry experience, having worked for over 20 years for BHP (now BHP-Billiton) and GE/Utah International. Mr. Putnam also served for three years as CFO of QGX Ltd., a TSX-listed mineral exploration and development company. The Board believes that Mr. Putnam’s expertise and experience in the mining industry is valuable to the Board.

William Harris has more than 35 years of experience in financial and executive management with public companies. Mr. Harris is also a board member of Till Capital Ltd., EnCore Energy Corp., Silver Predator Corp., and the former President and CEO of Hoechst Fibers Worldwide, a company involved in the global acetate and polyester business of Hoechst AG. Mr. Harris’ expertise and experience make him a valuable member of the Board.

Barry Davies is a mining engineer with over 30 years of engineering, operations, commercial and corporate management experience in the minerals industry, the majority of service with GE/Utah International and BHP (now BHP/Billiton). Mr. Davies’ experience and his independence from management make him a valuable member of the Board.

Willem Duyvesteyn has 40 years’ experience in the mining, mineral and energy industries. Prior to joining TTS Duyvesteyn was Vice President and General Manager Minerals Technology for BHP for more than 10 years. Prior to BHP he served with AMAX as Director of Laterite Nickel projects. Mr. Duyvesteyn’s extensive experience and his independence from management make him a valuable member of the Board.

Warren Davis has held numerous senior roles in both minerals and engineering industries, with a focus on energy development, project marketing and business strategy. Mr. Davis currently provides consulting services for Parsons Brinckerhoff Power and ClearFuels Technology Inc. His previous positions include roles with Black & Veach (15 years), the Bechtel Group (three years), and The General Electric Company (10 years). Mr. Davis also worked for Utah International Inc. (seven years) in the minerals industry, specifically in acquisitions and strategy. He was founder and president of Golden Bear Energy Services, a start-up energy company, and has worked in numerous entrepreneurial energy development roles. Mr. Davis’ experience and his independence from management make him a valuable member of the Board.

James R, Rothwell has held numerous senior management roles and board positions in Canadian public mining companies, including Chairman of Shore Gold Inc. and Kensington Resources Ltd., Board Director for Motapa Diamonds Inc. and President, CEO and Director of Inca Pacific Resources and Dia Met Minerals Ltd. Prior to these Canadian company positions, he served for 27 years with Utah International and BHP in a number of business roles in the US, Canada, Brazil and Australia. With BHP, his operational experience included thermal coal, iron ore, coking coal, manganese, diamonds, and the leadership of the BHP Minerals marketing effort worldwide. He has served on minerals industry associations in Australia, the USA and Canada. Jim has a BA (Economics) and an MBA (Finance/Accounting) from Stanford University. Mr. Rothwell’s experience and his independence from management make him a valuable member of the Board.

Executive Officers

The following sets forth certain information regarding executive officers of the Company. Information pertaining to Mr. Putnam who is both a director and executive officer of the Company, may be found in the section entitled “Directors.”

Name	Position with the Company	Age as of the Annual Meeting
Edward Dickinson	Chief Financial Officer	68
John Thompson	Vice President of Project Development	67

Edward Dickinson, Chief Financial Officer, joined the Company in September 2011. Prior to joining the Company Mr. Dickinson was employed by Altair Nanotechnologies Inc. from August 1996 to August 2011 where he held several senior management positions including Chief Financial Officer, Director of Finance, Secretary and Senior Director – program and Contract management. From 1994 to 1996, Mr. Dickinson was employed by the Southern California Edison Company as a negotiator of non-utility power generation contracts. Mr. Dickinson was Vice President and Director of Geolectric Power Company during 1993 and 1994, and from 1987 through 1992 was the Director of Finance and Administration for OESI Power Corporation. Prior to 1987, Mr. Dickinson served in various financial and program management positions at the U.S. Department of Energy. Mr. Dickinson, who is a certified public accountant, obtained a Master’s degree in Accounting from California State University, Northridge.

John Thompson, Vice President of Project Development, joined the Company in May 2011. Mr. Thompson’s mining career spans 41 years in senior management roles with Utah Development Company, BHP (now BHP Billiton), Newcrest Mining and QGX Ltd., managing and developing mineral projects in Australia, New Zealand, Mongolia and the United States. He has held numerous other leadership roles in the mining industry, including four Mine/General Manager roles in coking coal, gold and titanium/iron sands operations and a General Manager position at Newcrest overseeing five operating gold businesses in Australia. Mr. Thompson has a Bachelor of Science degree in Mining and Petroleum Engineering from the University of Queensland, and is a Fellow of the Australian Institute of Mining and Metallurgy.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

During the past ten years, none of the persons currently serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the CFTC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director, executive officer or affiliate of EMC, any owner of record or beneficially of more than five percent of the Company’s Common Stock, or any associate of such director, executive officer, affiliate of EMC, or security holder.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of October 3, 2014 by:

(i)	each director of EMC;
(ii)	each of the Named Executive Officers of EMC; and
(iii)	all directors and executive officers as a group.

Except as noted below, EMC believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Name of Beneficial Owner	Shares Beneficially Owned[1]	Percentage of Shares Beneficially Owned[1]
George Putnam	3,742,010	3.01%
William Harris	30,000	0.02
Barry Davies	5,970,000	3.01
Willem Duyvesteyn	27,053,119	13.62
Warren Davis	1,283,529	0.65
James Rothwell	1,102,882	0.56
John Thompson	1,090,000	0.55
Edward Dickinson	240,708	0.12
All officers and directors (6) persons	40,512,248	20.40%

[1]
These amounts exclude beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options as follows; 4,050,000 shares issuable to George Putnam, 1,800,000 shares issuable to William Harris, 1,400,000 shares issuable to Barry Davies; 2,000,000 shares issuable to Willem Duyvesteyn, 900,000 shares issuable to Warren Davis, 400,000 shares issuable to James Rothwell, 1,150,000 shares issuable to John Thompson, and 1,000,000 shares issuable to Edward Dickinson.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires EMC's directors, executive officers and persons who own more than 10% of a registered class of EMC’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of EMC. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish EMC with copies of all Section 16(a) reports they file.

To EMC’s knowledge, based solely on a review of Forms 3 and 4, as amended, furnished to it during its most recent fiscal year, and Form 5, as amended, furnished to it with respect to such year, EMC believes that during the year ended December 31, 2013, its directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements of the Securities Exchange Act of 1934.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the Board of Directors and the Executive Officers of EMC as of the Record Date:

Name	Age	Position	Position Held Since
George Putnam	60	Director, President, CEO	May 3, 2010
William Harris	67	Director Chairman	June 15, 2007
Barry Davies	64	Director	January 20, 2010
Willem Duyvesteyn	70	Director	December 16, 2009
Warren Davis	70	Director	May 30, 2012
James Rothwell	65	Director	July 16, 2014
Edward Dickinson	68	CFO	September 2011
John Thompson	67	Vice President Project Development	May 2011

All of the officers identified above serve at the discretion of the Board of Directors and have consented to act as officers of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing directors or executive officers of EMC.

COMPENSATION COMMITTEE

The Company’s compensation policies and programs are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of the Company’s business. These policies and programs are intended to attract and retain capable and experienced people. The Compensation Committee’s role and philosophy is to ensure that the Company’s compensation goals and objectives, as applied to the actual compensation paid to the Company’s Chief Executive Officer and other executive officers, are aligned with the Company’s overall business objectives and with shareholder interests.

In addition to industry comparables, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Company and its shareholders, overall financial and operating performance of the Company and the Compensation Committee’s assessment of each executive’s individual performance and contribution toward meeting corporate objectives.

The current members of the Compensation Committee are Warren Davis, Barry Davies and William Harris, each of whom are independent directors. The function of the Compensation Committee is to assist the Board in fulfilling its responsibilities relating to the compensation practices of the executive officers of the Company. The Compensation Committee has been empowered to review the compensation levels of the executive officers of the Company and to report thereon to the Board; to review the strategic objectives of the stock option and other stock-based compensation plans of the Company and to set stock based compensation; and to consider any other matters which, in the Compensation Committee’s judgment, should be taken into account in reaching the recommendation to the Board concerning the compensation levels of the Company’s executive officers.

Report on Executive Compensation

This report on executive compensation has been authorized by the Compensation Committee. The Board assumes responsibility for reviewing and monitoring the long-range compensation strategy for the senior management of the Company although the Compensation Committee guides it in this role. The Board determines the type and amount of compensation for the President and CEO. The Board also reviews the compensation of the Company’s senior executives. The Compensation Committee has not considered the implications of the risks associated with the Company’s compensation policies and practices.

The Compensation Committee makes the final determination on compensation for directors and senior executives of the Company. The Compensation Committee will take recommendations from the CEO as to what appropriate levels of compensation should be for senior executives. The Compensation Committee does not delegate the authority to determine compensation for directors and senior officers to other persons.

Philosophy and Objectives

The compensation program for the senior management of the Company is designed to ensure that the level and form of compensation achieves certain objectives, including:

(a)	attracting and retaining talented, qualified and effective executives;

(b)	motivating the short and long-term performance of these executives; and

(c)	better aligning their interests with those of the Company’s shareholders.

In compensating its senior management, the Company has employed a combination of base salary and equity participation through its stock option plan. The Company’s NEOs, as that term is defined in Form 51-102F6, and directors are not permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director.

Elements of the Compensation Program

The significant elements of compensation awarded to the Named Executive Officers (as defined below) are a cash salary and stock options. The Company does not presently have a long-term incentive plan for its Named Executive Officers. There is no policy or target regarding allocation between cash and non-cash elements of the Company’s compensation program. The Compensation Committee reviews annually the total compensation package of each of the Company’s executives on an individual basis, against the backdrop of the compensation goals and objectives described above, and makes recommendations to the Board concerning the individual components of their compensation.

Cash Salary

As a general rule, the Company seeks to offer its Named Executive Officers a compensation package that is in line with that offered by other companies in our industry, and as an immediate means of rewarding the Named Executive Officers for efforts expended on behalf of the Company.

Equity Participation

The Company believes that encouraging its executives and employees to become shareholders is the best way of aligning their interests with those of its shareholders. Equity participation is accomplished through the Company’s stock option plan. Stock options are granted to senior executives taking into account a number of factors, including the amount and term of options previously granted, base salary and bonuses and competitive factors. Options are generally granted to senior executives which vest on terms established by the Board.

Perquisites and Other Personal Benefits

The Company’s Named Executive Officers are not generally entitled to significant perquisites or other personal benefits not offered to the Company’s other employees.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee served as an officer or employee of the Company during the fiscal year ended December 31, 2013 (or subsequently). No current member of the Compensation Committee formerly served as an officer of the Company, and none of the current members of the Compensation Committee have entered into a transaction with the Company in which they had a direct or indirect interest that is required to be disclosed pursuant to Item 404 of Regulation S-K.

Compensation Committee Report

The Compensation Committee hereby reports to the Board that, in connection with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and this Proxy Statement, we have:

▪	reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K; and
▪
based on such review and discussion, we recommend to the Board that the Compensation Discussion and Analysis be included in the Annual Report on Form 10K for the fiscal year ended December 31, 2013 and this Proxy Statement on Schedule 14A.

Submitted by the Compensation Committee.
William Harris, Member
Barry Davies, Member
Warren Davis, Member

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all information concerning the total compensation of the Company’s president, chief executive officer, chief financial officer, and the three other most highly compensated officers during the last fiscal year (the “Named Executive Officers”) during the last three completed fiscal years for services rendered to the Company in all capacities.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
George Putnam, President, CEO and Director	2013	$200,000	$Nil	$Nil	$4,008	$Nil	$Nil	$Nil	$204,008
	2012	$200,000	$Nil	$Nil	$50,687	$Nil	$Nil	$Nil	$250,687
	2011	$200,000	$Nil	$Nil	$Nil	$Nil	$Nil	$Nil	$200,000
Edward Dickinson, CFO	2013	$100,000	$Nil	$Nil	$2975	$Nil	$Nil	$Nil	$102,975
	2012	$131,250	$Nil	$Nil	$7,005	$Nil	$Nil	$Nil	$138,255
	2011	$25,000	$Nil	$Nil	$40,920	$Nil	$Nil	$Nil	$65,920
John Thompson, V.P. Project Development	2013	$17,603	$Nil	$Nil	$1488	$Nil	$Nil	$Nil	$19091
	2012	$93,449	$Nil	$Nil	$7,005	$Nil	$Nil	$Nil	$100,454
	2011	$76,950	$Nil	$Nil	$11,475	$Nil	$Nil	$Nil	$88,425

(1)
The determination of the value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions of which are set out in Note 11 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2013.

DIRECTOR COMPENSATION

No cash compensation was paid to any director of the Company for the director’s services as a director during the financial year ended December 31, 2013, other than the reimbursement of out-of-pocket expenses.

The Company has no standard arrangement pursuant to which directors are compensated by the Company for their services in their capacity as directors except for the granting from time to time of incentive stock options in accordance with the policies of the TSX. During the most recently completed financial year, no incentive stock options were granted to directors, including directors who are Named Executive Officers.

AGGREGATED STOCK OPTION EXERCISES DURING THE MOST RECENTLY COMPLETED FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

No stock options were exercised by the directors during the Company’s fiscal year ended December 31, 2013.

OUTSTANDING EQUITY AWARDS AT THE MOST RECENTLY COMPLETED FISCAL YEAR

	Option-based Awards				Share-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of Unexercised in-the money options ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share based awards that have not vested ($)
William Harris	200,000 400,000 800,000 50,000 150,000 160,000	$0.10 $0.08 $0.10 $0.25 $0.16 $0.30	May 9, 2018 Apr. 24, 2017 Nov 5, 2015 Jan 4, 2015 June 16, 2014 Jan 23, 2014	Nil Nil Nil Nil Nil Nil	N/A	N/A
Barry Davies	200,000 400,000 500,000	$0.10 $0.08 $0.10	May 9, 2018 Apr. 24, 2017 Nov 5, 2015	Nil Nil Nil	N/A	N/A
Willem Duyvesteyn	200,000 200,000 400,000 500,000 100,000 200,000	$0.10 $0.07 $0.08 $0.10 $0.25 $0.105	May 9, 2018 Aug. 8, 2017 Apr. 24, 2017 Nov 5,2015 Jan 4, 2015 Dec 16,2014	Nil Nil Nil Nil Nil $55,000	N/A	N/A
George Putnam	200,000 400,000 400,000 2,500,000	$0.10 $0.07 $0.08 $0.10	May 9, 2018 Aug 8, 2017 Apr, 24, 2017 Nov 5, 2015	Nil Nil Nil Nil	N/A	N/A
Warren Davis	200,000 400,000	$0.10 $0.07	May 9, 2018 Aug. 8, 2017	Nil Nil	N/A	N/A

(1)
"Value of unexercised in-the-money options" is calculated by determining the difference between the market value of the securities underlying the options at the date referred to and the exercise price of the options and is not necessarily indicative of the value (i.e. loss or gain) that will actually be realized by the directors.

(2)	''in-the-money options" means the excess of the market value of the Company's shares on December 31, 2013 over the exercise price of the options.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out information as of the end of the fiscal year ended December 31, 2013 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuances under equity compensation plan [excluding securities reflected in column (a)] (c)
Equity compensation plans approved by security holders	14,168,750	$0.12	10,635,001
Equity compensation plans not approved by security holders	Nil	Nil	Nil
Total:	14,168,750	$0.14	10,635,001

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

There are currently no employment contracts in place with the directors and officers of EMC other than the following: the Company entered into a letter agreement effective May 1, 2010 with George Putnam, pursuant to which Mr. Putnam agreed to act as President and CEO of the Company. Mr. Putnam receives a base salary of $200,000 per year. The Compensation Committee has discretion to award an annual bonus, and will review Mr. Putnam’s base salary on an annual basis. Mr. Putnam received an initial grant of 2,000,000 stock options, 25% of which vested immediately, and the remainder of which will vest in three equal installments every six months thereafter.

The following contracts, agreements, plans, and arrangements provide for payments to the applicable Named Executive Officers following or in connection with any termination (whether voluntary, involuntary or constructive), resignation, retirement, a change in control of the company or a change in such Named Executive Officers’ responsibilities:

George Putnam - Mr. Putnam is entitled to termination payments in the amount of six months base salary if he is terminated without cause in his first year of employment, and six months base salary plus one month salary for each year of full service to a maximum of twenty-four months, if terminated after the first year of employment. If Mr. Putnam is terminated pursuant to a change in control, he is entitled to a termination payment equivalent to three times his base salary.

Other than the agreements described above, the Company and its subsidiaries are not parties to any contracts, and have not entered in to any plans or arrangements which require compensation to be paid to any of the Named Executive Officers in the event of:

(a)	resignation, retirement or any other termination of employment with the Company or one of its subsidiaries;
(b)	a change of control of the Company or one of its subsidiaries; or
(c)	a change in the director, officer or employee’s responsibilities following a change of control of the Company.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended December 31, 2013, the Board of Directors held five directors’ meetings. All other matters which required Board approval were consented to in writing by all of the Company’s directors.

The Board of Directors has established an Audit Committee and a Compensation Committee. The Board of Directors has no standing nominating committee. Each of the Audit and Compensation Committees is responsible to the full Board of Directors. The functions performed by these committees are summarized below:

Audit Committee. The Board has an Audit Committee composed of three directors, William Harris (Chair), Barry Davies, and Warren Davis. All members of the Audit Committee are “independent” and “financially literate” in accordance with Multilateral Instrument 52-110 Audit Committees (“NI 52-110”). The Audit Committee reviews all financial statements of the Company prior to their publication, reviews audits or communications, recommends the appointment of independent auditors, reviews and approves the professional services to be rendered by independent auditors and reviews fees for audit services. The Audit Committee meets both separately with auditors (without management present) as well as with management present. The meetings with the auditors discuss the various aspects of the Company’s financial presentation in the areas of audit risk and Canadian generally accepted accounting principles. Specifically, the audit committee has:

(a)	reviewed and discussed the audited financial statements with management;
(b)	discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended; and
(c)
received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

A copy of the text of the Company’s audit committee charter can be found on the Company’s website at www.emcmetals.com.

Based on the foregoing review and discussions, the Board has concluded that the audited financial statements should be included in our Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC.

Submitted by the Audit Committee.
William Harris, Chair
Barry Davies, Member
Warren Davis, Member

Compensation Committee. The Compensation Committee reviews and approves the compensation of EMC’s officers, reviews and administers EMC’s stock option plan and makes recommendations to the Board of Directors regarding such matters. The members of the Compensation Committee are William Harris, Warren Davis and Barry Davies. Each of the Compensation Committee members is an independent director. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which can be found on the Company’s website at www.emcmetals.com.

Nominating Committee. No Nominating Committee has been appointed. Nominations of directors are made by the Board of Directors. The Board is of the view that the present management structure does not warrant the appointment of a Nominating Committee.

In its deliberations for selecting candidates for nominees as director, the Board considers the candidate’s knowledge of the mineral exploration industry and involvement in community, business and civic affairs. Any nominee for director made by the Board must be highly qualified with regard to some or all these attributes. In searching for qualified director candidates to fill vacancies on the Board, the Board solicits its current Board of Directors for names of potentially qualified candidates. The Board would then consider the potential pool of director candidates, select the candidate the Board believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history, potential conflict of interest or regulatory issue that would cause the candidate not to be qualified to serve as a director of EMC. Additionally, the Board annually reviews the Board’s size, structure, composition and functioning, to ensure an appropriate blend and balance of diverse skills and experience.

The Board is proposing that the Articles of the Company be altered to include an advance notice provision, which will provide shareholders, directors and management of the Company with direction on the procedure for shareholder nomination of directors.

MANAGEMENT CONTRACTS

The Company is not a party to a management contract with anyone other than directors or Named Executive Officers of the Company.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the current or former directors, executive officers, employees, and proposed nominees for election as directors or their associates is or has since the beginning of the last completed financial year, been indebted to the Company or any of its subsidiaries or indebted to another entity where such indebtedness is or was the subject of a guarantee, support agreement, letter of credit or other similar instrument or understanding provided by the Company or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as disclosed herein, since the commencement of the Company’s most recently completed financial year, no informed person of the Company, nominee for director or any associate or affiliate of an informed person or nominee, had any material interest, direct or indirect, in any transaction or any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

An “informed person” means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the company or who exercises control or director over voting securities of the Company or a combination of both carrying more than 10% of the voting rights other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company itself, if and for so long as it has purchased, redeemed or otherwise acquired any of its shares.

REPORT OF CORPORATE GOVERNANCE

The British Columbia Securities Commission has issued guidelines on corporate governance disclosure for non-venture issuers as set out in National Instrument 58-101 (the “Policy”). The Policy addresses matters relating to constitution and independence of directors, the functions to be performed by the directors of a company and their committees and effectiveness and evaluation of proposed corporate governance guidelines and best practices specified by the Canadian securities regulators. The Company’s approach to corporate governance in the context of the specific issues outlined in Form 58-101F1 is set out below.

Board of Directors

The Board currently consists of six directors, and it is proposed that all six be nominated at the Meeting. Of the six proposed directors, a majority of individuals qualify as independent directors. A director is independent if he or she has no direct or indirect “material relationship” with the Company. A “material relationship” is a relationship which could, in the view of the Board, be reasonably expected to interfere with the exercise of the director’s independent judgment. The following table outlines the Company’s independent and non-independent directors, and the basis for a determination that a director is non-independent:

Name of Director	Independent/Non-Independent
George Putnam	Non-Independent (serves as President and CEO of the Company)
William Harris	Independent (serves as Chairman of the Company)
Barry Davies	Independent
Willem Duyvesteyn	Non-Independent (holds more than 10% of the Company’s outstanding shares)
Warren Davis	Independent
James Rothwell	Independent

William Harris, an independent director, is the Chairman of the Board. Mr. Harris’ primary roles as Chairman are to chair all meetings of the Board and to manage the affairs of the Board, including ensuring the Board is organized properly, functions effectively and meets its obligations and responsibilities. The Chairman’s responsibilities include, among other things, ensuring effective relations and communications among Board members.

The Board holds meetings as considered appropriate to deal with the matters arising from developments in the business and affairs of the Company from time to time. During the fiscal year ended December 31, 2012, the Board held five meetings. In addition to the business conducted at such meetings, various other matters were approved by written resolution signed by all members of the Board.

The attendance record for each director of the Company during the fiscal year ended December 31, 2013 was as follows:

Name of Director	Meetings Attended
George Putnam	5 of 5
William Harris	5 of 5
Barry Davies	5 of 5
Willem Duyvesteyn	4 of 5
Warren Davis	4 of 5

The attendance record for each member of the Audit Committee during the fiscal year ended December 31, 2013 was as follows:

Name of Director	Meetings Attended
William Harris	4 of 4
Barry Davies	4 of 4
Warren Davis	4 of 4

The attendance record for each member of the Compensation Committee during the fiscal year ended December 31, 2013 was as follows:

Name of Director	Meetings Attended
William Harris	1 of 1
Barry Davies	1 of 1
Warren Davis	1 of 1

The Board’s policy is to hold independent directors’ meetings as deemed necessary. At these independent directors’ meetings, non-independent and members of management are not in attendance. During the fiscal year ended December 31, 2013, the independent directors held no meetings.

Certain directors of the Company are also presently directors of other issuers that are reporting issuers in Canada or elsewhere. Information as to such other directorships is set out below:

Name of Director	Reporting Issuers
George Putnam	None
William Harris	Silver Predator Corp. Till Capital Ltd. EnCore Energy Corp.
Barry Davies	None
Willem Duyvesteyn	None
Warren Davis	None
James Rothwell	None

Board Mandate

The Board has not adopted a written mandate but understands that its role is to (i) assume responsibility for the overall stewardship and development of the Company and monitoring of its business decisions, (ii) identify the principal risks and opportunities of the Company’s business and ensuring the implementation of appropriate systems to manage these risks, (iii) ethically manage the Company and perform succession planning, including appointing, training and monitoring of senior management and directors, (iv) implement a communication policy for the Company, and (v) ensure the integrity of the Company’s internal financial controls and management information systems.

Position Descriptions

To date, the Board has not adopted written position descriptions for the Chairman, the chair of each Committee of the Board, or of the CEO. Currently, William Harris serves as the independent Chairman of the Board. The prime responsibility of the Chairman of the Board is to provide leadership to the Board and to enhance Board effectiveness.

Orientation and Continuing Education

When new directors are appointed, they receive orientation on the Company’s business, current projects and industry and on the responsibilities of directors. With respect to continuing education, Board meetings may include presentations by the Company’s management and employees to give the directors additional insight into the Company’s business.

Ethical Business Conduct

The Board has adopted a written code of conduct applicable to officers and directors of the Company, entitled “Code of Ethics, Trading Restrictions and Whistleblowing”. A copy of this code of conduct is available on SEDAR at www.sedar.com.

Other than adoption of the code of conduct, the Board does not take any formal measures to encourage and promote a culture of ethical business conduct. The Board is of the view that that the fiduciary duties placed on individual directors by the Company’s governing corporate legislation and the common law, together with the corporate statutory restrictions on an individual director’s participation in decisions of the Board in which the director has an interest, are sufficient to ensure that the Board operates independently of management and in the best interests of the Company.

Nomination of Directors

The Board annually evaluates the size of the Board and persons as nominees for the position of director of the Company. The Board’s process for nomination of candidates has been an informal process to date but one in which the entire Board is involved. The Board itself reviews candidates for the Board and its executive officers and reviews succession planning on a regular basis.

Compensation

The Board has established a Compensation Committee, comprised of three independent directors, William Harris, Barry Davies and Warren Davis. The function of the Compensation Committee is to review, on an annual basis, the compensation paid to the Company’s executive officers and to the directors, and to make recommendations on compensation to the Board. In addition, the Committee reviews the compensation plans for the Company’s non-executive staff. The process adopted with respect to the review of compensation for the Company’s directors and senior officers is set out under the heading “Compensation Discussion and Analysis” above.

Other Board Committees

The Board has no committees other than the Compensation Committee and the Audit Committee.

Assessments

The Board annually, and at such other times as it deems appropriate, reviews the performance and effectiveness of the Board, the directors and its committees to determine whether changes in size, personnel or responsibilities are warranted. To assist in its review, the Board conducts informal surveys of its directors and receives reports from each committee respecting its own effectiveness.

Shareholder Communications

The Company values the views of its shareholders (current and future shareholders, employees and others). Any shareholder who wishes to communicate with the Board may do so in writing, by telephone or fax or by email.

AUDIT COMMITTEE

Pursuant to National Instrument 52-110 Audit Committees of the Canadian Securities Administrators, the Company is required to disclose annually in its Information Circular certain information concerning the constitution of its audit committee and its relationship with its independent auditor, as set forth in the following:

The primary function of the audit committee (the “Committee”) is to assist the board of directors in fulfilling its financial oversight responsibilities by reviewing (a) the financial reports and other financial information provided by the Company to regulatory authorities and shareholders; (b) the systems for internal corporate controls which have been established by the Board and management; and (c) overseeing the Company’s financial reporting processes generally. In meeting these responsibilities the Committee monitors the financial reporting process and internal control system; reviews and appraises the work of external auditors and provides an avenue of communication between the external auditors, senior management and the company’s Board. The Committee is also mandated to review and approve all material related party transactions.

The Audit Committee’s Charter

The Company has adopted an Audit Committee Charter, a copy of which can be found on the Company’s website at www.emcmetals.com.

Composition of the Audit Committee

The Committee is comprised of William Harris, Barry Davies, and Warren Davis. All of the Audit Committee members are considered to be financially literate in that each Committee member has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company’s financial statements.

Relevant Education and Experience

William Harris has an understanding of the accounting principles used by the Company to prepare its financial statements.

Barry Davies has an understanding of the accounting principles used by the Company to prepare its financial statements.

Warren Davis has an understanding of the accounting principles used by the Company to prepare its financial statements.

Audit Committee Financial Expert

William Harris is the Chair and the “financial expert” of the Audit Committee. Mr. Harris is an independent director.

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the Company’s Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

The Company has not relied on the exemptions contained in sections 2.4, 3.2, 3.3(2), 3.4, 3.5, 3.6, 3.8 or Part 8 of NI 52-110.

Pre-Approval Policies and Procedures

The audit committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Company’s Board, and where applicable the Audit Committee, on a case-by-case basis.

External Auditor Service Fees

The fees for services provided by Davidson & Company LLP to us in each of the fiscal years ended 2012 and 2013 were as follows:

Fees	2012	2013
Audit Fees	$83,650	$44,500
Audit Related Fees	$15,500	$Nil
Tax Fees	$11,160	$5,300
All Other Fees	$1,550	$890
Total	$111,860	$50,690

(1)
“Audit Fees” include fees necessary to perform the annual audit and quarterly reviews of the Company’s consolidated financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.

(2)
“Audit-Related Fees” include services that are traditionally performed by the auditor. These audit-related services include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation

.
(3)
“Tax Fees” include fees for all tax services other than those included in “Audit Fees” and “Audit-Related Fees”. This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities.

(4)	“All Other Fees” include all other non-audit services.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Davidson & Company LLP (“Davidson”), Chartered Accountants, was appointed as EMC’s independent auditors in January 2008. Davidson served as EMC’s independent auditors for the fiscal year ended December 31, 2012, and has been appointed by the Board to continue as EMC’s independent auditor for the fiscal year ending December 31, 2013, and until the next annual general meeting of shareholders.

Representatives of Davidson are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

Although the appointment of Davidson is not required to be submitted to a vote of shareholders, the Board believes it appropriate as a matter of policy to request that shareholders ratify the appointment of the independent auditors for the fiscal year ending December 31, 2014. In the event a majority of the votes cast at the Meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board to select other auditors for the fiscal year ending December 31, 2015.

Section 10A)i) of the Exchange Act prohibits the Company’s independent auditor from performing audit services for the Company as well as any services not considered to be “audit services” unless such services are pre-approved by the Audit Committee of the Board, or unless the services meet certain de minimis standards.

Under the Company’s Audit Committee Charter, all non-audit services to be performed by the Company’s independent auditor must be approved in advance by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DAVIDSON & COMPANY LLP, CHARTERED ACCOUNTANTS AS EMC'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014 AND THE AUTHORIZATION OF THE DIRECTORS TO FIX THEIR REMUNERATION.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required.

PROPOSAL 3
APPROVAL OF STOCK OPTION PLAN

Under TSX requirements, the Company must obtain approval every three years to the issuance of shares that have not been allocated under its stock option plan dated March 4, 2008 as amended April 10, 2008, (the “Stock Option Plan” or “Plan”). As at the date hereof, a total of 29,790,718 shares are reserved under the Plan, of which 14,168,750 shares are reserved for issuance on exercise of currently outstanding options, being 15.0% and 7.1% of the current issued and outstanding shares of the Company, respectively. Stock options to acquire a further 15,621,968 shares remain available for grant, representing 7.9% of the current issued and outstanding shares of the Company.

The purpose of the Plan is to advance the interests of the Company and its shareholders by (a) ensuring that the interests of officers and employees are aligned with the success of the Company; (b) encouraging stock ownership by such persons; and (c) providing compensation opportunities to attract, retain and motivate such persons. The Stock Option Plan provides optionees with the opportunity through the exercise of options to acquire an ownership interest in the Company.

The Stock Option Plan is administered by the Compensation Committee, which determines, from time to time the eligibility of persons to participate in the Stock Option Plan, when options will be granted, the number of common shares subject to each option, the exercise price of each option, the expiration date of each option and the vesting period for each option, in each case in accordance with applicable securities laws and stock exchange requirements.

It is not the Company’s practice to grant stock options to existing executive officers on an annual basis, but grants of stock options will be considered as the circumstances of the Company and the contributions of the individual warrant. Previous grants of options are taken into account when considering new grants as part of the Company’s plan to achieve its objective of retaining quality personnel.

Management is seeking shareholder approval for the Stock Option Plan and the approval of the number of shares reserved for issuance under the Plan in accordance with and subject to the rules and policies of the TSX.

Terms of the Stock Option Plan

The following is a summary of the material terms of the Stock Option Plan:

Eligible Optionees. Under the Stock Option Plan, the Company can grant options to directors, officers and consultants of the Company or an affiliate of the Company, as well as to employees of the Company and subsidiaries of the Company.

Number of Shares Reserved. The number of Common Shares which may be issued pursuant to options granted under the Stock Option Plan may not exceed 15% of the issued and outstanding Common Shares of the Company from time to time at the date of the grant of options.

Restrictions on Insiders. Grants to insiders are not permitted where the total number of Shares issued in any one year period to insiders exceeds 10% of the issued and outstanding Common Shares, or the total number of Common Shares reserved for issuance to insiders exceeds 10% of the issued and outstanding Common Shares.

Maximum Term of Options. The term of any options granted under the Plan is fixed by the Board and may not exceed five years from the date of grant.

Exercise Price. The exercise price of options granted under the Stock Option Plan is determined by the Board, but may not be less than the closing price of the Company’s common shares on the Toronto Stock Exchange (“TSX”) on the day immediately preceding the award date.

Vesting Provisions. Options granted under the Stock Option Plan may be subject to vesting provisions. Such vesting provisions are determined by the Board.

Termination. Any options granted pursuant to the Stock Option Plan will terminate generally within 90 days of the option holder ceasing to act as a director, officer, employee of the Company, unless such cessation is on account of death. If such cessation is on account of death, the options terminate on the first anniversary of such cessation. Directors or officers who are terminated for failing to meet the qualification requirements of corporate legislation, removed by resolution of the shareholders, or removed by order of a securities commission or the TSX shall have their options terminated immediately. Employees or consultants who are terminated for cause or breach of contract, or by order of a securities commission or the TSX shall have their options terminated immediately.

Stock Appreciation Rights. Any option granted under the Stock Option Plan may include a stock appreciation right, either at the time of grant or by adding it to an existing option. The grant of such stock appreciation right must be in compliance with the applicable regulations and policies of the TSX. Stock appreciation rights entitle the holder to receive such number of Common Shares with a value equal to the excess of the value of one Common Share over the purchase price per Common Share specified in the option, times the number of shares called for by the option. The value of the Common Share is based on the weighted average trading price on the TSX for the five trading days immediately preceding the date on which the holder provides notice to exercise the option.

Bonus Shares. The Stock Option Plan gives the Board the right to grant options to directors or employees along with a right to be paid, in cash, an amount equal to the exercise price of such options, subject to any terms and conditions imposed by the Board and TSX approval.

Transferability. The options are non-assignable and non-transferable.

Amendments. Any substantive amendments to the Stock Option Plan shall be subject to the Company first obtaining the approvals, if required, of (a) the shareholders or disinterested shareholders, as the case may be, of the Company at general meeting where required by the rules and policies of the TSX, or any stock exchange on which the Common Shares may then be listed for trading; and (b) the TSX, or any stock exchange on which the Common Shares may then be listed for trading.

Administration. The Plan is administered by such director or other senior officer or employee as may be designated by the Board from time to time.

Board Discretion. The Stock Option Plan provides that, generally, the number of shares subject to each option, the exercise price, the expiry time, the extent to which such option is exercisable, including vesting schedules, and other terms and conditions relating to such options shall be determined by the Board.

Shareholder Approval

Shareholders will be asked at the Meeting to approve with or without variation the following resolution:

“BE IT RESOLVED THAT all unallocated options under the Plan be approved, the Company have the ability to continue granting options under the Plan until November 10, 2017, which is the date that is three (3) years from the date of this Meeting at which shareholder approval is being sought; and any director of officer of the Company be authorized to do such things and to sign, execute and deliver all documents that such director and officer may, in their discretion, determined to be necessary in order to give full effect to the intent and purpose of this resolution.”

PROPOSAL 4
APPROVAL OF ADVANCE NOTICE PROVISION

The directors of the Company are proposing that the Articles of the Company be altered to include an advance notice provision (the “Advance Notice Provision”), which will provide shareholders, directors and management of the Company with direction on the procedure for shareholder nomination of directors. The Advance Notice Provision is the framework by which the Company seeks to fix a deadline by which holders of record of Common Shares of the Company must submit director nominations to the Company prior to any annual or special meeting of shareholders, and sets forth the information that a shareholder must include in the notice to the Company for the notice to be in proper written form.

The purpose of adopting the Advance Notice Provision is to: (i) facilitate orderly and efficient annual general or special meetings; (ii) ensure that all shareholders receive adequate notice of the director nominations and sufficient information with respect to all nominees; and (iii) allow shareholders to register an informed vote. The full text of the proposed alteration of the Articles to include the Advance Notice Provision is set out in Schedule “A” to this Proxy Statement and Information Circular.

Summary of the Advance Notice Provision

Subject to the Business Corporations Act (British Columbia) (the “Act”), only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company. Nominations of persons for election to the Board may be made at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors. This nomination may be made:

(i)	by the Board, including pursuant to a notice of meeting;

(ii)	by or at the direction or request of one or more shareholders pursuant to a proposal or requisition made in accordance with the provisions of the Act; or

(iii)
by any person who (A) at the close of business on the date of the giving of the notice provided for in the Advance Notice Provision and on the record date for notice of such meeting, is a registered or beneficial holder of one or more shares carrying the right to vote at such meeting; and (B) who complies with the notice procedures set forth in the Advance Notice Provision (a “Nominating Shareholder”).

In addition, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the secretary of the Company at the principal executive offices of the Company as more particularly described in Schedule “A”.

To be timely, a Nominating Shareholder’s notice to the Company must be made:

(i)
in the case of an annual meeting of shareholders, not less than 30 or more than 65 days prior to the date of the annual meeting, provided that if the annual meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the meeting was made (the “Notice Date”), notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the Notice Date; and

(ii)
in the case of a special meeting of shareholders (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the 15th day following the Notice Date.

In no event shall any adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new time period for the giving of a Nominating Shareholder’s notice as described above.

To be in proper written form, a Nominating Shareholder’s notice must include:

(i)
for each person whom the Nominating Shareholder proposes to nominate for election as a director: (A) the name, age, business address and residential address of the person; (B) the principal occupation or employment of the person; (C) the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders and as of the date of such notice; and (D) any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws; and

(ii)
for the Nominating Shareholder giving the notice, any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and applicable securities laws.

The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed nominee.

No person shall be eligible for election as a director of the Company unless nominated in accordance with the provisions of the Advance Notice Provision. However, nothing in the Advance Notice Provision shall be deemed to preclude discussion by a shareholder at a meeting of shareholders of any matter, other than the nomination of directors, in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Act. The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in the Advance Notice Provision.

Shareholder Approval

Shareholders will be asked at the Meeting to approve, with or without variation, the following ordinary resolution to approve the alteration to the Articles of the Company to include the Advance Notice Provision:

“BE IT RESOLVED THAT:

(a)
the Articles of the Company be altered by adding the text substantially as set forth in Schedule “A” to the Proxy Statement and Information Circular as and at Article 14.12 of the Articles of the Company;

(b)
the Company be authorized to revoke this resolution and abandon or terminate the alteration of the Articles of the Company if the Board deems it appropriate and in the best interests of the Company to do so without further confirmation, ratification or approval of the shareholders; and

(c)
any director or officer of the Company be authorized and directed to do all acts and things and to execute and deliver all documents required which, in the opinion of such director or officer, may be necessary or appropriate in order to give effect to this resolution.”

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF ADVANCE NOTICE PROVISIONS.

OTHER MATTERS

EMC knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF SHAREHOLDERS

Meeting Materials sent to Beneficial Owners who have not waived the right to receive Meeting Materials are accompanied by a Voting Instruction Form (“VIF”). This form is instead of a proxy. By returning the VIF in accordance with the instructions noted on it, a Non-Registered Holder is able to instruct the Registered Shareholder how to vote on behalf of the Non-Registered Shareholder. VIF’s, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares which they beneficially own. Non-Registered Holders receiving a VIF cannot use that form to vote common shares directly at the Meeting - Non-Registered Holders should carefully follow the instructions set out in the VIF including those regarding when and where the VIF is to be delivered. Should a Non-Registered Holder who receives a VIF wish to attend the Meeting or have someone else attend on his/her behalf, the Non-Registered holder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Holder or his/her nominee the right to attend and vote at the Meeting.

Proposals which shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2015 Meeting of Shareholders, including director nominees, must be received by the Secretary of EMC by December 1, 2014, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Division 7 of Part 5 of the Business Corporations Act (British Columbia). After this date, any shareholder proposal will be considered untimely. If the Company changes the date of next year’s annual meeting by more than thirty days from the date of this year’s meting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials.

ANNUAL REPORT ON FORM 10-K

A COPY OF EMC’S COMBINED ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013 ACCOMPANIES THIS PROXY STATEMENT AND IS IN THE FORM ANNEXED TO THE PROXY STATEMENT AS SCHEDULE “B”. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, EMC METALS CORP. AT 1430 GREG STREET, SUITE 501, SPARKS, NEVADA, 89431.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the SEDAR website at www.sedar.com. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year, which will be available online at www.sedar.com.

Dated at Vancouver, British Columbia, this 3rd day of October, 2014.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ George Putnam
George Putnam
President

Schedule “A”

Alteration to Articles
Advance Notice Provision

14.12 Nominations Of Directors

(a)
Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company. Nominations of persons for election to the board may be made at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors:

(1)	by or at the direction of the board, including pursuant to a notice of meeting;

(2)
by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Business Corporations Act, or a requisition of the shareholders made in accordance with the provisions of the Business Corporations Act; or

(3)	by any person who:

at the close of business on the date of the giving of the notice provided for in this Article 14.12 and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns one or more shares that are entitled to be voted at such meeting; and

complies with the notice procedures set forth below in this Article 14.12,

(a “Nominating Shareholder”).

(b)
In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the secretary of the Company, if any, or such other officer of the Company acting in that capacity, at the principal executive offices of the Company.

(c)	To be timely, a Nominating Shareholder’s notice under Article 14.12(b) must be made:

(1)
in the case of an annual meeting of shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders, provided, however, that if the annual meeting of shareholders is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the meeting was made (the “Notice Date”), notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date; and

(2)
in the case of a special meeting of shareholders which is not also an annual meeting, and is called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the Notice Date.

In no event shall any adjournment or postponement of a meeting of shareholders, or the announcement of an adjournment of postponement, commence a new time period for the giving of a Nominating Shareholder’s notice as described above.

(d)	To be in proper written form, a Nominating Shareholder’s notice under Article 14.12(b) must set forth:

(1)	for each person whom the Nominating Shareholder proposes to nominate for election as a director:

(i)	the name, age, business address and residential address of the person;

(ii)	the principal occupation or employment of the person;

(iii)
the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the person as of the date of the notice and as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred); and

(iv)
any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act and Applicable Securities Laws (as defined below); and

(2)
for the Nominating Shareholder giving the notice, any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act and Applicable Securities Laws (as defined below).

(e)
The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(f)
No person shall be eligible for election as a director of the Company unless nominated in accordance with the provisions of this Article 14.12, provided, however, that nothing in this Article 14.12 shall be deemed to preclude discussion by a shareholder at a meeting of shareholders of any matter, other than the nomination of directors, in respect of which the shareholder would have been entitled to submit a proposal pursuant to the provisions of the Business Corporations Act. The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in this Article 14.12 and, if any proposed nomination is not in compliance with this Article 14.12, to declare that such defective nomination shall be disregarded.

(g)	For purposes of this Article 14.12:

(1)	“public announcement” shall mean disclosure in:

(i)	a press release reported by a national news service in Canada; or

(ii)
a document publicly filed by the Company under its profile on the System of Electronic Document Analysis and Retrieval (SEDAR), or such other electronic disclosure service as the Company is required to utilize for the filing of continuous disclosure documents pursuant to Applicable Securities Laws; and

(2)
“Applicable Securities Laws” means the applicable securities legislation of each relevant province and territory of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such legislation, and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commission and similar regulatory authority of each province and territory of Canada.

(h)
Notice given under this Article 14.12(b) may only be given by personal delivery, facsimile transmission or email, and shall be deemed to have been given and made at the time it is sent to the secretary of the Company, if any, or such other officer of the Company acting in that capacity, by:

(1)	personal delivery to the address of the principal executive offices of the Company;

(2)
facsimile transmission, at such facsimile number as stipulated from time to time for the purposes of this notice by the secretary of the Company, if any, or such other officer of the Company acting in that capacity, and provided that receipt of confirmation of such transmission has been received; or

(3)
email, at such email address as stipulated from time to time for the purposes of this notice by the secretary of the Company, if any, or such other officer of the Company acting in that capacity, and provided that receipt of confirmation of such transmission has been received.

If such delivery or electronic communication is made on a day which is a not a business day in Vancouver, British Columbia, or later than 5:00 p.m. (Vancouver time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

(i)	Notwithstanding any other provision of this Article 14.12, the board may, in its sole discretion, waive any requirement of this Article 14.12.

EMC METALS CORP.

8th floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

EQMQ 000001
SAM SAMPLE
123 SAMPLES STREET	Security Class	COMMON SHARES
SAMPLETOWN SS X9X X9X
CANADA
Holder Account Number

	C9999999999	I ND

____
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Form of Proxy - Annual General Meeting to be held on November 10, 2014

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy
1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

8. This proxy should be read in conjunction with the accompanying documentation provided by Management.
____
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Proxies submitted must be received by 10:00 AM (Pacific Time) on November 6, 2014.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone.	• Go to the following web site: www.investorvote.com
1-866-732-VOTE (8683) Toll Free	• Smartphone?
Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

1

+	SAM SAMPLE	C9999999999		+
		IND	C01
Appointment of Proxyholder I/We being holder(s) of EMC Metals Corp. hereby appoint: George Putnam, President of the Company, or failing him, Edward Mayerhofer, solicitor for the Company,

		OR	Print the name of the person you are appointing if this person is someone other than one of the persons named herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of EMC Metals Corp. to be held at #1200 – 750 West Pender Street, Vancouver, British Columbia, on November 10, 2014 at 10:00 AM (Pacific Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

							For	Against

1. Nunber of Directors To set the number of Directors at six.							☐	☐

____
2. Election of Directors									Fold
	For	Withhold		For	Withhold		For	Withhold

01. George F. Putnam	☐	☐	02. William B. Harris	☐	☐	03. Willem P.C. Duyvesteyn	☐	☐

04. Barry Davies	☐	☐	05. Warren Davis	☐	☐	06. James Rothwell	☐	☐

							For	Withhold

3. Appointment of Auditors Appointment of Davidson & Company LLP, Chartered Accountants as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.							☐	☐

							For	Against

4. Approval of Stock Option Plan To approve all unallocated options under the Company's 2008 Stock Option Plan, as amended.							☐	☐

							For	Against

5. Approval of Advance Notice Policy To authorize and approve an alteration of the Company’s Articles to include Advance Notice Provisions.							☐	☐

							For	Against	____
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6. Proxyholder Authority
To grant the proxyholder authority to vote at his/her discretion on any amendment or variation to the previous resolutions or any other matter that may be properly brought before the said Meeting or any adjournment thereof.
							☐	☐

Authorized Signature(s) - This section must be completed for your instructions to be executed.	Signature(s)	Date

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.		/ /

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐	Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

E Q M Q	1 9 3 8 8 5	1 P D I	A R 1	9 9 9 9 9	+

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